Exhibit 99.1

SP Plus Stockholders Approve Merger

With Metropolis Technologies

CHICAGO, February 12, 2024 – SP Plus Corporation (“SP+”) (NASDAQ: SP) today announced that at its special meeting of stockholders held on February 9, 2024 (the “Special Meeting”), SP+ stockholders voted to approve the previously announced Agreement and Plan of Merger, dated as of October 4, 2023, by and among Metropolis Technologies, Inc. (“Metropolis”), Schwinger Merger Sub Inc., a direct, wholly owned subsidiary of Metropolis (“Merger Sub”) and SP+ (the “Merger Agreement”), pursuant to which Merger Sub will merge with and into SP+ (the “Merger”), with SP+ surviving the Merger as a wholly owned subsidiary of Metropolis.

At the Special Meeting, approximately 99.94% of the votes cast were voted in favor of the proposal to adopt the Merger Agreement, which represented approximately 78.64% of the outstanding shares of SP+’s common stock entitled to vote thereon.

Under the terms of the Merger Agreement, SP+ stockholders will be entitled to receive $54.00 per share in cash, without interest and subject to any required tax withholding, at the closing of the Merger. Approval by SP+’s stockholders satisfies one of the conditions necessary for completion of the Merger. The Merger remains subject to the satisfaction or waiver of certain other closing conditions, including the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”). As previously disclosed, on February 5, 2024, SP+ and Metropolis each received a request for additional information and documentary material, often referred to as a “Second Request,” from the Antitrust Division of the Department of Justice (the “DOJ”), which extends the waiting period under the HSR Act until 30 days after SP+ and Metropolis have each substantially complied with the Second Request, unless the waiting period is extended voluntarily by the parties or is earlier terminated by the DOJ. SP+ and Metropolis will continue to cooperate fully with the DOJ in its review.

Full results of the votes on the proposals voted on at the Special Meeting will be set forth in a Form 8-K that SP+ will file with the U.S. Securities and Exchange Commission (the “SEC”). References herein to terms of the Merger Agreement are subject to, and are qualified by reference to, the full terms of the Merger Agreement, which SP+ filed with the SEC on Form 8-K on October 5, 2023.

Advisors

Morgan Stanley & Co LLC is serving as financial advisor and Skadden, Arps, Slate, Meagher & Flom LLP is serving as legal advisor to SP+.

Goldman Sachs & Co. LLC and BDT & MSD Partners, LLC are serving as financial advisors and Willkie Farr & Gallagher LLP and Fenwick & West LLP are serving as legal advisors to Metropolis.

About SP+

SP+ develops and integrates industry-leading technology with best-in-class operations management and support to deliver mobility solutions that enable the efficient and time-sensitive movement of people, vehicles, and personal travel belongings. With over 20,000 team members located throughout North America and Europe, SP+ is committed to providing solutions that make every moment matter for a world on the go.

Use of Forward-Looking Statements

This communication includes certain “forward-looking statements” within the meaning of, and subject to the safe harbor created by, the federal securities laws, including statements related to the proposed Merger, including financial estimates and statements as to the expected timing, completion and effects of the Merger. These forward-looking statements are based on SP+’s current expectations, estimates and projections regarding, among other things, the expected date of closing of the Merger and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by SP+, all of which are subject to change. Forward-looking statements often contain words such as “expect,” “anticipate,” “intend,” “aims,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “considered,” “potential,” “estimate,” “continue,” “likely,” “expect,” “target” or similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. By their nature, forward-looking statements address matters that involve risks and uncertainties because they relate to events and depend upon future circumstances that may or may not occur, such as the consummation of the Merger and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the Merger on anticipated terms and timing, including obtaining required stockholder and regulatory approvals, and the satisfaction of other conditions to the completion of the Merger; (ii) the ability of Metropolis to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the Merger; (iii) potential litigation relating to the Merger that could be instituted against Metropolis, SP+ or their respective directors, managers or officers, including the effects of any outcomes related thereto; (iv) the risk that disruptions from the Merger will harm SP+’s business, including current plans and operations; (v) the ability of SP+ to retain and hire key personnel; (vi) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Merger; (vii) continued availability of capital and financing and rating agency actions; (viii) legislative, regulatory and economic developments affecting SP+’s business; (ix) general economic and market developments and conditions; (x) potential business uncertainty, including changes to existing business relationships, during the pendency of the Merger that could affect SP+’s financial performance; (xi) certain restrictions during the pendency of the Merger that may impact SP+’s ability to pursue certain business opportunities or strategic transactions; (xii) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, pandemics, outbreaks of war or hostilities, as well as SP+’s response to any of the aforementioned factors; (xiii) significant transaction costs associated with the Merger; (xiv) the possibility that the Merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger, including in circumstances requiring SP+ to pay a termination fee or other expenses; (xvi) competitive responses to the Merger; (xvii) the risks and uncertainties pertaining to SP+’s business, including those set forth in Part I, Item 1A of SP+’s most recent Annual Report on Form 10-K and Part II, Item 1A of SP+’s subsequent Quarterly Reports on Form 10-Q, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed by SP+ with the SEC; and (xviii) the risks and uncertainties that are described in SP+’s definitive proxy statement dated and filed with SEC on January 10, 2024 (the “Proxy Statement”). These risks, as well as other risks associated with the Merger, are more fully discussed in the Proxy Statement. While the list of factors presented here is, and the list of factors presented in the Proxy Statement are, considered representative, no such list should be considered a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material impact on SP+’s financial condition, results of operations, credit rating or liquidity. These forward-looking statements speak only as of the date they are made, and SP+ does not undertake to and specifically disclaims any obligation to publicly release the results of any updates or revisions to these forward-looking statements that may be made to reflect future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Investor Contact

SP Plus Corporation, Investor Relations

200 E. Randolph Street, Suite 7700,

Chicago Illinois 60601-7702

investor_relations@spplus.com

(312) 274-2000